                                 SCHEDULE 14A
                                (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement              / / Confidential, for Use of the
/X/ Definitive Proxy Statement                   Commission Only
/ / Definitive Additional Materials              (as permitted by Rule
/ / Soliciting Material Pursuant to              14a-6(e)(2))
    Rule 14a-11(c) or Rule 14a-12

                           ENTERBANK HOLDINGS, INC.
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

    /X/ No fee required.

    / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
        0-11.

    (1) TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:

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    (2) AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTIONS APPLIES:

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    (3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED
PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED):

------------------------------------------------------------------------------

    (4) PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:

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    (5) TOTAL FEE PAID:

------------------------------------------------------------------------------

    / / Fee paid previously with preliminary materials.

    / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

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    (2) Form, Schedule or Registration Statement No.:

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    (3) Filing Party:

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    (4) Date Filed:

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
                        [ENTERBANK HOLDINGS, INC. LOGO]

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           ENTERBANK HOLDINGS, INC.
                                150 N. MERAMEC
                            CLAYTON, MISSOURI 63105

                                April 28, 1999

To the Shareholders of Enterbank Holdings, Inc.:

Notice is hereby given that the Annual Meeting of Shareholders of Enterbank Holdings, Inc. (the "Company") will be held at The University Club at 1034 South Brentwood Boulevard, St. Louis, Missouri 63117, on Wednesday, April 28, 1999, at 4:00 p.m., for the following purposes:

      1. To elect thirteen (13) directors to hold office until the next Annual Meeting of Shareholders or until their successors are elected and have qualified.

      2. To ratify the selection of KPMG, LLP as independent accountants for the year ending December 31, 1999.

      3. To approve an amendment to Article Four of the Articles of Incorporation of Enterbank Holdings, Inc. to increase the number of common shares authorized from 3,000,000 to 3,500,000.

      4. To authorize 200,000 options in a qualified incentive stock option plan for the benefit of the employees of Enterbank Holdings and its subsidiaries.

      5. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on March 17, 1999, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

By Order of the Board of Directors

/s/ James C. Wagner

James C. Wagner, Secretary

Clayton, Missouri
March 29, 1999

TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY DESIRE.

                               PROXY STATEMENT
                          ENTERBANK HOLDINGS, INC.
                              150 N. Meramec
                          Clayton, Missouri 63105

This Proxy Statement is furnished to the shareholders of Enterbank Holdings, Inc. (the "Company") by the Board of Directors of the Company in connection with the solicitation of proxies to be voted at the Annual Meeting of Shareholders to be held at 4:00 p.m. on April 28, 1999, at The University Club at 1034 South Brentwood Boulevard, St. Louis, Missouri 63117, or any adjournment or postponement thereof. The cost of this solicitation will be borne by the Company. In addition to solicitation by mail, officers, directors and employees of the Company may solicit proxies by telephone, or in person. The Company may also request banks and brokers to solicit their customers who have a beneficial interest in the Company's common stock, par value $.01 (the "Common Stock"), registered in the names of nominees and will reimburse such banks and brokers for their reasonable out-of-pocket expenses. The mailing of this proxy statement to shareholders of the Company commenced on or about March 29, 1999.

Only holders of Common Stock of record at the close of business on March 17, 1999 are entitled to notice and to vote at the meeting. On that date the Company had outstanding and entitled to be voted 2,378,637 shares of Common Stock. The presence in person or by proxy of the holders of a majority of the shares of Common Stock entitled to vote at the Annual Meeting of Shareholders constitutes a quorum for the transaction of business. The shares represented by the enclosed proxy will be voted if the proxy is properly signed and received prior to the meeting.

Each holder of Common Stock is entitled to one vote for each share of Common Stock held with respect to each matter to be voted upon; provided, however, that cumulative voting shall be available for the election of directors. Under cumulative voting, each shareholder is entitled to a cast a number of votes equal to the number of shares held by such shareholder multiplied by the total number of directors to be elected. These votes may be divided among all nominees equally or may be voted for one or more of the nominees, either in equal or unequal amounts, as the shareholder may elect. A plurality of votes cast at the Annual Meeting is required for the election of each director. Ratification of the selection of independent accountants requires the affirmative vote of a majority of the shares voted on the proposal. Abstentions and broker non-votes are counted in the number of shares present in person or represented by proxy for purposes of determining whether a quorum is present, but not for purposes of the election of directors, ratification of the selection of independent accountants, approval of the amendment to Article Four of the Articles of Incorporation to increase the number of shares outstanding to 3,500,000, or to authorize an additional 200,000 options in a qualified incentive stock option plan. Abstentions will be considered shares entitled to vote, and broker non-votes will be excluded from the calculation of shares entitled to vote with respect to any proposal for which authorization to vote was withheld.

All shares of Common Stock represented at the Annual Meeting by properly executed proxies received prior to or at the Annual Meeting not properly revoked will be voted at the Annual Meeting in accordance with the instructions indicated on such proxies. If no instructions are indicated, such proxies will be voted FOR the election of the Board's director nominees, FOR the ratification of the recommended independent accountants, FOR approving an amendment to the Articles of

Incorporation of the Company to increase the number of shares of common stock authorized to 3,500,000, and FOR the authorization of 200,000 options in a qualified incentive stock option plan for the benefit of the employees of the Company and its subsidiaries.

Any proxy may be revoked at any time before it is voted by written notice to the Secretary, by receipt of a proxy properly signed and dated subsequent to an earlier proxy, or by revocation of a written proxy by request in person at the Annual Meeting; but if not so revoked, the shares represented by such proxy will be voted. The mailing of this proxy statement to shareholders of the Company commenced on or about March 29, 1999. The Company's corporate offices are located at 150 North Meramec, Clayton, Missouri 63105 and its telephone number is (314) 725-5500.

                             ELECTION OF DIRECTORS
                               (PROPOSAL NO. 1)

The Board of Directors has nominated for election the thirteen (13) persons named below. All of the nominees are currently members of the Board of Directors. All of the nominees were elected by the shareholders. It is intended that proxies solicited will be voted for such nominees. The Board of Directors believes that each nominee named below will be able to serve, but should any nominee be unable to serve as a director, the persons named in the proxies have advised that they will vote for the election of such substitute nominee as the Board of Directors may propose.

The biographical information is furnished with respect to each member of the Board of Directors of the Company, some of whom also serve as directors and/or officers of one or more of the Company's subsidiaries Enterprise Bank ("Bank"), Enterprise Capital Management, Inc., and Enterprise Merchant Banc, Inc. (formerly Enterprise Capital Resources, Inc.). There are no family relationships between or among any directors or executive officers of the Company.

                              PRESENT POSITION(S)                    PRINCIPAL OCCUPATION
NAME AND AGE                  WITH THE COMPANY                       DURING PAST 5 YEARS
------------                  -------------------                    --------------------
Fred H. Eller, 54             President and Chief Executive          President, Chief Executive Officer and Director of the
                              Officer, Director                      Company (since 1995); Chairman of the Board of the Bank
                                                                     (since 1996); Chief Executive Officer and Director of
                                                                     the Bank (since 1988).

Ronald E. Henges, 66          Chairman of the Board,                 Former Chief Executive Officer, Creve Coeur Camera
                              Director                               (multi-store retailer of camera and video equipment);
                                                                     Former President and Chief Executive Officer of Henges
                                                                     Associates, Inc. (manufacturer and installer of
                                                                     prefabricated wall systems) 1991-1995; Chairman of the
                                                                     Board of the Company (since 1995); Chairman of the
                                                                     Board of the Bank 1988-1996.

Kevin C. Eichner, 48          Vice Chairman of the Board,            Executive Vice President, General American (insurance
                              Director                               product provider); Vice Chairman of the Board of the
                                                                     Company (since 1995); Vice Chairman of the Board of the
                                                                     Bank (since 1991).

Randall D. Humprheys, 44      Director                               President of Enterprise Capital Management (since 1997),
                                                                     President of Enterprise Merchant Banc, Inc., formerly
                                                                     Enterprise Capital Resources (since 1997), Director of
                                                                     the Company (since 1997).

Paul R. Cahn, 73              Director                               President, Elan Polo Imports, Inc. (importer of women's
                                                                     and children's casual shoes); Director of the Company
                                                                     (since 1996); Director of the Bank, (1991-1993 and
                                                                     1995-1997).

                                    2

William B. Moskoff,  56       Director                               Former President and Chief Operating Officer, Bock
                                                                     Pharmacal (1993-1996); President Tyler Group (Veterinary
                                                                     Pharmaceuticals) Since 1996; Director of the Bank (1997-
                                                                     1998); Director of the Company (since 1998).

Birch M. Mullins, 55          Director                               Former President, Baur Properties (developer of
                                                                     commercial real estate properties); Vice President of
                                                                     Duke Realty Investments; Director of the Company
                                                                     (since 1996); Director of the Bank (1993-1996).

Robert E. Saur, 55            Director                               President, Conrad Properties (developer of commercial
                                                                     and residential real estate properties); Director of
                                                                     the Company (since 1995); Director of the Bank
                                                                     (since 1991).

Paul L. Vogel, 32             Director                               Formerly, a practice leader of the Private Client
                                                                     Services Group with Arthur Andersen LLP; President,
                                                                     Enterprise Financial Advisors and Enterprise Trust
                                                                     (financial planning and trust divisions of Enterprise
                                                                     Bank) since 1998; Director of the Company (since 1998).

Henry D. Warshaw, 45          Director                               Principal, Moneta Group (provides financial planning
                                                                     products and services); Director of the Company
                                                                     (since 1996); Director of the Bank, 1991-1996; Chairman
                                                                     of Clayton Banking Unit (since 1996).

James L. Wilhite, 65          Director                               President, Stange Corporation (manufacturer of marketing
                                                                     and incentive items); Director of the Company (since 1996);
                                                                     Director of the Bank (since 1996); Chairman of the St. Peters
                                                                     Banking Unit (since 1996).

James A. Williams, 46         Director                               President, Sunset Transportation (trucking brokerage and
                                                                     consulting firm); Director of the Company (since 1996);
                                                                     Director of the Bank (since 1996); Chairman of the Sunset
                                                                     Hills Banking Unit (since 1996).

Ted C. Wetterau, 71           Director                               Former Chairman and Chief Executive Officer Wetterau
                                                                     Incorporated (wholesale food distributor); Director of
                                                                     the Company (since 1997).


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE INDIVIDUALS LISTED FOR ELECTION AS DIRECTORS OF THE COMPANY.

                     MEETINGS AND COMMITTEES OF THE BOARD

The Board met 12 times in 1998. Ted C. Wetterau is the only director that has not been in attendance for at least 75% of the Board of Directors' meetings. The entire Board serves as the audit and compensation committees of the Board. Compensation is determined by employee performance, contribution to the Company, market conditions, Company performance, and other factors. Each of the executive officer's compensation is comprised of salary, bonus, options and other benefits that are focused upon performance rather than longevity with the Company.

                 EXECUTIVE COMPENSATION COMMITTEE REPORT

Mr. Eller's (Chief Executive Officer) compensation is tied to the performance of the Company as a whole. His salary for the fiscal year 1998 was $202,569 with approximately a 30% bonus of $75,000. The possible ranges for his bonus as a percent of base salary was 0 - 50%. Each year, Mr. Eller writes a "Performance Contract" to outline his goals and objectives. These goals are often more qualitative in nature and require the Board to exercise judgement in their evaluation of the performance. His compensation structure is largely dependent upon the fulfillment of this Performance Contract with the Company. Due to Mr. Eller's position, his goals and objectives significantly and directly influence the Company's overall performance. Financial measures include, but are not limited to, earnings per share, return on equity, net income, growth, and asset quality. For the year ended December 31, 1998, diluted earnings per share was $1.20, return on average equity was 10.86%, net income was $3 million, assets grew 29% over year end 1997, and net loan losses (indicative of asset quality) were $21,000, or .01%, of average loans. Less tangible measures include the implementation of strategic plans set by the Board of Directors, improving operations of the Company, and looking for new business opportunities.

Each of the other executive officers of the Company write a similar "Performance Contract" each year which is tailored to their particular function within the Company. Like Mr. Eller, their compensation and bonus are largely dependent upon the fulfillment of these goals and objectives. Typically, the executive officers have goals that are unit specific, such as loan and deposit growth within a banking unit, and they also have company-wide goals to increase shareholder value and the net worth of the Company.
All factors, both financial and strategic, are taken into consideration when determining compensation.


                            EXECUTIVE COMPENSATION

The following tables show the compensation paid by the Company, to the Company's Chief Executive Officer and the four other executive officers of the Company who earned more than $100,000.00 per year in compensation for any of the years ended December 31, 1998, 1997 and 1996. Also included is the option grant information for the executive officers of the Company, and a performance graph for the common stock of the Company as of December 31, 1998.

All executive officers below have been with the Company for the past five years with the exception of Mr. Humphreys and Mr. Leuck. Prior to becoming the President of Enterprise Merchant Banc, Mr. Humphreys led the diversification effort of St. Joseph Light and Power Company in St. Joseph, Missouri. In this capacity, his primary responsibilities were to identify, acquire and manage portfolio companies. Mr. Humphreys also worked for Ceres Group and Brierley Investments Limited where he had similar job responsibilities. Prior to becoming the President of Enterprise Bank in St. Peters, Missouri, Mr. Leuck was the President and Chief Executive Officer of Confluence Bancshares, Inc., the bank holding company for Duchesne Bank.

                                                                                                               COMPANY
                                                               FISCAL                              OTHER        MATCH
          NAME                AGE           TITLE               YEAR     SALARY<F1>    BONUS      BENEFITS    DEFERRALS
---------------------------  -----   --------------------     -------   -----------  ---------  -----------  -----------
Fred H. Eller                  54     President, CEO of         1998     $202,569     $75,000      $4,834      $6,400
                                      the Company               1997      175,225      50,000       3,702       6,400
                                                                1996      166,197      50,000       3,548       7,600
Randall D. Humphreys           44     President, Enterprise     1998     $199,304     $65,000      $    0      $    0
                                      Merchant Banc             1997       16,549         550           0           0
                                                                1996          N/A         N/A         N/A         N/A
David J. Mishler               40     President, Enterprise     1998     $153,484     $36,000      $1,321      $6,400
                                      Bank, Clayton             1997      146,139      45,000       1,285       6,400
                                                                1996      123,648      35,000       1,244       6,372
Richard C. Leuck               41     President, Enterprise     1998     $108,143     $24,000      $  710      $5,320
                                      Bank, St. Peters          1997       94,761      30,000         698       3,172
                                                                1996       67,976      20,000         674           0
James E. Graser                39     President, Enterprise     1998     $103,914     $32,500      $1,071      $5,484
                                      Bank, Sunset Hills        1997       84,920      12,500       1,054       3,924
                                                                1996       80,641      22,000       1,033       4,132

<F1>  Includes car allowance

                                               OPTIONS GRANTS IN THE LAST FISCAL YEAR
                                               --------------------------------------

                            No. of      Percent of                             Potential Realizable Value at
                          Securities      Total                                   Assumed Annual Rates of
                          Underlying     Options                               Stock Price Appreciation for
                            Options     Granted to     Exercise                         Option Term             Grant Date
                          Granted in    Employees      of Base     Expiration                                     Present
       Name                  1998        in 1998        Price         Date          5%             10%             Value
----------------------   ------------  -----------    ---------    -----------  ----------      ----------     ------------
Fred H. Eller                    0          0             N/A          N/A           N/A              N/A            N/A
David J. Mishler                 0          0             N/A          N/A           N/A              N/A            N/A
Richard C. Leuck                 0          0             N/A          N/A           N/A              N/A            N/A
James E. Graser                  0          0             N/A          N/A           N/A              N/A            N/A
Paul L. Vogel               18,000         51%         $30.00      8/19/08      $340,000         $861,000       $540,000
James C. Wagner                  0          0             N/A          N/A           N/A              N/A            N/A

                       AGGREGATED OPTION EXERCISES IN THE LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUES
                       -------------------------------------------------------------------------------------

                                                        No. of Securities
                            No. of                    Underlying Unexercised
                            Shares                    Options at Fiscal Year     Value of Unexercised In-The-Money
                          Acquired on                          End                   Options at Fiscal Year End
                            Option       Value
      Name                 Exercise     Realized    Exercisable   Unexercisable    Exercisable     Unexercisable
----------------------   ------------  ----------  ------------  --------------    -----------     -------------
Fred H. Eller               40,000      $840,000      18,000         12,000          $405,000        $180,000
David J. Mishler                 0             0      14,000         16,000          $300,000        $240,000
Richard C. Leuck                 0             0       3,000         12,000          $ 45,000        $180,000
James E. Graser              5,000      $120,000       8,000         12,000          $165,000        $180,000
Paul L. Vogel                    0             0           0         18,000                 0        $ 18,000
James C. Wagner              4,000      $ 61,000       8,000          8,000          $174,000        $120,000


The Company has not granted stock appreciation rights to any director, officer or employee.







              [The remainder of this page intentionally left blank]

                               PERFORMANCE GRAPH
                               -----------------

The following graph depicts the cumulative total shareholder return on the Company's Common Stock from December 31, 1993 through December 31, 1998 (all figures have been altered to reflect comparable prices after the 20 for 1 split in December of 1994). The graph compares the Common Stock of Enterbank Holdings, Inc. with the NASDAQ Stock Market Composite Index for United States Companies and an industry peer group. The peer group is determined using an SIC code (6710) which is a group of bank holding companies that are NASDAQ traded and are similar in nature to the Company. The comparisons reflected in the graph, however, are not intended to forecast the future performance of the Common Stock of the Company and may not be indicative of such future performance. The graph assumes an investment of $100.00 in the Common Stock and each index on December 31, 1993 and the reinvestment of all dividends. The beginning stock price for the Company's Common Stock was $9.50 per share on December 31, 1993 and the ending price was $31.00 per share on December 31, 1998.

               COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURNS
                             PERFORMANCE GRAPH FOR
                            ENTERBANK HOLDINGS, INC.

                                  [GRAPH]

----------------------------------------------------------------------------------------------------
                12/31/93       12/31/94       12/31/95       12/31/96       12/31/97       12/31/98
----------------------------------------------------------------------------------------------------
ENTERBANK          100.0          103.3          127.9          147.5          218.3          335.4
----------------------------------------------------------------------------------------------------
NASDAQ MKT         100.0           97.8          138.3          170.0          208.6          293.2
----------------------------------------------------------------------------------------------------
PEER GROUP         100.0           99.8          148.0          195.4          330.8          335.1
----------------------------------------------------------------------------------------------------

NOTES:
A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.
B. The indexes are reweighted daily using the market capitalization on the previous trading day.
C. If the monthly interval, based on the fiscal year end, is not a trading day, the preceding day is used.
D.    The index level for all series was set to $100.00 on 12/31/1993.
E.    Data for Enterbank Holdings, Inc. was provided by the Company.
F. Market and Peer Group data was supplied by The University of Chicago Graduate School of Business, Center for Research in Security Prices.

    INFORMATION REGARDING BENEFICIAL OWNERSHIP OF PRINCIPAL SHAREHOLDERS,
                           DIRECTORS AND MANAGEMENT

The following is a list of all directors and executive officers at the close of business on March 17, 1999, according to record-ownership listings as of that date. The Company is not aware of any shareholders that beneficially owned more than 5% of the outstanding common shares of the Company as of the record date. As of March 17, 1999 there were 2,378,637 shares of Common Stock outstanding.

            BENEFICIAL OWNER                                     NUMBER OF SHARES      OWNERSHIP <F1><F2>
            ----------------                                     ----------------      ------------------
            Fred H. Eller <F3><F6><F7>                                     97,260                   4.06%
            Ronald E. Henges <F3><F9>                                     118,285                   4.95%
            Kevin C. Eichner <F3><F4>                                      79,193                   3.31%
            Randall D. Humphreys                                              -0-                     N/A
            Paul R. Cahn <F5>                                              70,967                   2.98%
            William B. Moskoff <F18>                                       28,359                   1.19%
            Birch M. Mullins                                               17,850                    <F*>
            Robert E. Saur <F19>                                           39,000                   1.64%
            Henry D. Warshaw <F10> <F20>                                   17,260                    <F*>
            James L. Wilhite <F13>                                         10,721                    <F*>
            James A. Williams <F8>                                          7,340                    <F*>
            Ted C. Wetterau <F14>                                          11,940                    <F*>
            David J. Mishler <F3><F7><F12>                                 42,304                   1.77%
            James E. Graser <F3><F7><F11>                                  18,000                    <F*>
            Richard C. Leuck <F3><F15>                                      9,591                    <F*>
            Paul L. Vogel <F17>                                             6,610                    <F*>
            James C. Wagner <F3><F16>                                      27,500                   1.15%
            All Directors and Executive Officers as a Group               602,180                  24.59%

<F*>  Less than 1%

<F1>  Pursuant to the rules of the Securities and Exchange Commission, certain shares of Common Stock which a person has the right to acquire within 60 days pursuant to the exercise of stock options and warrants are deemed to be outstanding for the purposes of computing beneficial ownership and the percentages of ownership of that person, but are not deemed outstanding for the purposes of computing the percentage ownership of any other person. All directors and officers as a group hold options to purchase an aggregate of 70,000 shares of Common Stock.
<F2>  Unless otherwise indicated, the named person has sole voting and dispositive power for all shares shown.
<F3>  Includes options as of March 17, 1999 outstanding and exercisable as of
      December 31, 1998 or within 60 days thereafter, including those beneficially owned by the named person, as follows: Mr. Eichner, 12,000 shares; Mr. Eller, 18,000 shares; Mr. Henges, 12,000 shares; Mr. Graser, 3,000 shares; Mr. Mishler, 14,000 shares; Mr. Wagner, 8,000; Mr. Leuck, 3,000; all directors and executive officers as a group, 70,000 shares.
<F4>  Includes 47,193 held in the name of Mr. Eichner in which he has voting power and 20,000 shares held in Mr. Eichner's trust in which he has voting power.
<F5>  Excludes 23,980 held by two adult children of Mr. Cahn, as well as
      5,675 shares held by the son in law of Mr. Cahn. Includes 5,000 shares held in trust for the benefit of Mr. Cahn's spouse, to which Mr. Cahn has voting power; and 65,967 shares held of record by Cahn Family Partnership, L.P., to which Mr. Cahn has voting power.
<F6>  Includes 24,060 shares held jointly by Mr. Eller and his spouse; 20 shares held in the name of Mr. Eller to which Mr. Eller has voting power; 15,180 shares held in trust for the benefit of Mr. Eller's spouse to which Mr. Eller has voting power; and 40,000 shares held in Mr. Eller's trust to which Mr. Eller has voting power.
<F7>  Excludes all of the 15,460 shares held of record by EBSP Partnership in which each of Mr. Eller, Mr. Graser and Mr. Mishler each hold a 1/7 partnership interest, but for which none of the named persons holds sole voting power. Excludes all of the 13,820 shares held of record by EBSP II Partnership in which each of Mr. Eller, Mr. Graser and Mr. Mishler each hold a 1/6 partnership interest, but for which none of the named persons holds sole voting power.
<F8>  Includes 845 shares held by Mr. Williams held in an Individual
      Retirement Account for the benefit of Mr. Williams to which Mr. Williams has voting power; 3,995 shares held in the name of Mr. Williams in which Mr. Williams has voting power and 2,500 shares held in a joint trust account with the spouse of Mr. Williams in which Mr. Williams has voting power.
<F9>  Excludes 18,510 shares held by and/or for the benefit of adult children of Mr. Henges. Includes 77,095 shares held of record by Henges Equity, L.P., to which Mr. Henges is the General Partner and has voting power; 22,285 shares held in an Individual Retirement Account for the benefit of Mr. Henges, to which Mr. Henges has voting power; 20 shares in the name of Mr. Henges in which Mr. Henges has voting power; 3,285 shares held in an Individual Retirement Account for the benefit of the spouse of Mr. Henges, to which Mr. Henges has voting power; 3,600 shares held in trust for six minor grandchildren of Mr. Henges, of


                                       7

      which the spouse of Mr. Henges is trustee, and to which Mr. Henges has voting power. Excluded also are 25,680 shares held in six separate trusts, that were disclosed last year, for the benefit of the grandchildren of Mr. Henges. It has been determined that Mr. Henges does not have beneficial ownership or voting power over these shares, and thus they have been excluded.
<F10> Includes 8,580 shares held in an Individual Retirement Account for the benefit of Mr. Warshaw, to which Mr. Warshaw has voting power; and 8,660 shares held in an Individual Retirement Account for the benefit of the spouse of Mr. Warshaw, to which Mr. Warshaw has voting power;
      and 20 shares in the name of Mr. Warshaw to which Mr. Warshaw has voting power. On January 1, 1999, Mr. Warshaw was granted one block of options (2,958 shares) and second block (4,509 shares) as a result of Enterbank Holdings, Inc. referral relationship with Moneta Group, Inc. These options are excluded as none are vested.
<F11> Includes 14,999 shares held in Mr. Graser's trust in which Mr. Graser has voting power; one share in the name of Mr. Graser to which Mr.
      Graser has voting power
<F12> Includes 25,672 shares held jointly by Mr. Mishler and his spouse; and
      2,631 shares held in an Individual Retirement Account for the benefit of Mr. Mishler, to which Mr. Mishler has voting power; and one share held in the name of Mr. Mishler to which Mr. Mishler has voting power.
<F13> Includes 650 shares held in a trust for the benefit of the spouse of
      Mr. Wilhite of which the spouse of Mr. Wilhite is trustee, to which Mr. Wilhite has voting power; one share in the name of Mr. Wilhite in which Mr. Wilhite has voting power; 3,500 shares in Mr. Wilhite's trust in which he has voting power; 1,000 shares held of record by the Wilhite Family Partnership, L.P. to which Mr. Wilhite has voting power; and 5,570 shares held in an Individual Retirement Account for Mr. Wilhite in which Mr. Wilhite has voting power.
<F14> Includes 11,940 shares held jointly by Mr. Wetterau and his spouse.
<F15> Includes 2,500 shares held in a trust of Mr. Leuck for the benefit of
      Mr. Leuck to which Mr. Leuck has voting power; 2,500 shares held in a trust of the spouse of Mr. Leuck, for the benefit of the spouse of Mr. Leuck, to which Mr. Leuck has shared voting power; 1,590 shares held in the Individual Retirement Account for the benefit of Mr. Leuck to which Mr. Leuck has voting power; one share in the name of Mr. Leuck to which Mr. Leuck has voting power.
<F16> Includes 14,000 shares held jointly by Mr. Wagner and his spouse; and
      5,500 shares held in a trust for the benefit of Mr. Wagner's children and other relatives. Mr. Wagner is a co-trustee and has voting power and investment authority for this trust.
<F17> Includes 5,835 shares held in the name of Mr. Vogel in which Mr. Vogel has voting power; and 775 shares held in Mr. Vogel's Individual
      Retirement Account in which Mr. Vogel has voting power. Mr. Vogel was granted 18,000 non-qualified stock options in 1998, none of which are vested, and thus have been excluded.
<F18> Includes 28,358 shares held of record by Vasil's L.P., to which Mr.
      Moskoff is the General Partner and has voting power; and one share held in the name of Mr. Moskoff in which Mr. Moskoff has voting power.
<F19> Includes 20 shares held in the name of Mr. Saur to which Mr. Saur has voting power; and 38,980 shares held in a trust for the benefit of Mr. Saur to which Mr. Saur has voting power.
<F20> Mr. Warshaw, in addition to being a director of the Company, is a principal at Moneta Group, Inc. The Company has a Customer Referral agreement with Moneta Group, Inc. where principals may earn Enterbank Holdings, Inc. stock options (right to purchase) by referring customers to the Company.

                        INDEPENDENT PUBLIC ACCOUNTANTS
                               (PROPOSAL NO. 2)

The Company engaged KPMG, LLP to audit the financial statements for the years ended December 31, 1996, 1997 and 1998. Representatives of KPMG, LLP are expected to be present at the Annual Meeting of Shareholders. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

The Company has selected KPMG, LLP to be the independent public accountants for calendar year 1999 and recommends that the appointment of the auditors be ratified by the Shareholders. Although Shareholder approval is not required, it is the policy of the Board of Directors to request, whenever possible, Shareholder ratification of the appointment or reappointment of independent public accountants.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE SHAREHOLDER RATIFICATION OF KPMG, LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS.

                           COMMON SHARES AUTHORIZED
                               (PROPOSAL NO. 3)

The Company currently has 3,000,000 shares of common stock authorized. Due to the number of issued shares (2,378,637 as of March 17, 1999) and the number of shares designated for current and possible future option plans of the Company and its subsidiaries, the number of shares authorized in 1995 is no longer sufficient. On March 17, 1999, the Board of Directors approved an amendment to Article Four of the Certificate of Incorporation to increase the number of authorized shares, subject to obtaining Shareholder approval. Management recommends an Amendment to Article Four of the Articles of Incorporation of Enterbank Holdings, Inc. to reflect an increase in the number of authorized shares to 3,500,000. In the event shareholder approval of the Amendment is obtained, it will become effective upon filing of the Amendment with the Delaware Secretary of State. Attached is a copy of the Amendment to Article Four of the Articles of Incorporation (Exhibit A).

In the event that the Shareholders approve this proposal and there occurs an event (such as an acquisition) by which the Common Stock of the Company is issued, the possibility exists that either book value per share or earnings per share, or both, could be diluted due to the larger number of shares outstanding. Under the Company's Certificate of Incorporation, shareholders do not have preemptive rights to subscribe to additional securities which may be issued by the Company, which means that current shareholders do not have prior right to purchase any new issue of capital stock of the Company in order to maintain the proportionate ownership of the Company's Common Stock. In addition, there could be a dilution to the voting power of each share of Common Stock as additional shares are issued. Such events would require the prior approval of the Board of Directors, and under certain circumstances, the Shareholders. No such actions are planned at this time.

The approval of this proposal could be construed as having an anti-takeover effect in that these authorized shares of Common Stock could be available to defend a possible third-party takeover attempt. Management is not aware of any such attempt to take control of the Company and the Board of Directors has not presented this proposal with the intent that it be utilized as a type of anti-takeover device.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF AMENDING THE ARTICLES OF INCORPORATION OF ENTERBANK HOLDINGS, INC. TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF THE COMMON STOCK OF ENTERBANK HOLDINGS, INC. TO 3,500,000.

                     QUALIFIED INCENTIVE STOCK OPTION PLAN
                               (PROPOSAL NO. 4)

The Company currently has three qualified incentive stock option plans for the benefit of the employees of Enterbank Holdings and its subsidiaries. Plan I was adopted on April 20, 1988 with 144,000 options. As of March 17, 1999, Plan I has 11,575 options outstanding and no options available for future grant. Plan II was adopted on April 25, 1990 with 75,000 options. Plan II has 72,400 options outstanding and no options available for grant. Plan III was adopted on June 19, 1996 with 200,000 options. Plan III has 185,100 options outstanding and 13,800 options available for future grants.

The Qualified Incentive Stock Option Plan (hereafter referred to as "Plan IV") will be very similar to the first three plans referenced above. It is intended to advance the interests of the Company by providing incentives to key employees who have substantial responsibility for the direction and management of the Company to remain in the employ of the Company. The Board of Directors has sole authority to grant options from Plan IV. Granted Options will vest in 20% increments over a five-year period and will expire ten years after the date of grant. In the event of termination of employment for any reason other than death, the shares of Common Stock that may be purchased pursuant to an Option shall be limited to the number of vested Options.

Because this is a Qualified Plan, the gains on options meeting the Internal Revenue Service's description of qualified stock option plans will not be tax
deductible by the Company when they are exercised.   Attached is a copy of
Plan IV and the Option Grant Agreement (Exhibit B).

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF AN ADDITIONAL QUALIFIED INCENTIVE STOCK OPTION PLAN CONTAINING 200,000 OPTIONS TO BE GRANTED TO EMPLOYEES OF ENTERBANK HOLDINGS AND ITS SUBSIDIARIES.


           SECTION 16 (a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16 (a) of the Securities and Exchange Act of 1934 requires the Company's directors, executive officers, and holders of more than 10% of the Company's Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Such officers, directors and 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16 (a) forms they file. Based upon the information received from such persons, Mr. Cahn and Mr. Vogel are the only individuals subject to Section 16 (a) requirements that inadvertently filed a form either incorrectly or outside of the time allotted by the SEC. All other individuals are believed to have filed on a timely basis, and the Company believes that all filings are current with the SEC.

                                 OTHER MATTERS

Management knows of no other matters that will be presented at the meeting. If any other matters arise at the meeting, it is intended that the shares represented by the proxies will be voted in accordance with the judgement of the persons named in the proxies.

The Annual Report of the Company for the calendar year 1998 is enclosed.

A copy of Form 10-K filed by the Company with the Securities and Exchange Commission is enclosed.

Shareholders are entitled to present proposals for action at a forthcoming Shareholders' meeting if they comply with the requirements of the proxy rules. Any proposals intended to be presented at the 2000 Annual Meeting of Shareholders of the Company must be received at the Company's office on or before October 25, 1999 in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to such meeting.

The attached proxy card grants the proxy holders discretionary authority to vote on any matter raised at the Annual Meeting. If a shareholder intends to submit a proposal at the 2000 Annual Meeting of Shareholders of the Company, and the proposal is not intended to be included in the Company's proxy statement and form of proxy relating to such meeting, the shareholder should give the Company appropriate notice no later than January 8, 2000. If the Company fails to receive notice of the proposal by such date, the Company will not be required to provide any information about the nature of the proposal in its proxy statement and the proposal will not be submitted to the Shareholders for approval at the 2000 Annual Meeting of Shareholders of the Company as the Company will not have received proper notice as required by the Company's Bylaws.

By Order of the Board of Directors,

/s/ James C. Wagner

James C. Wagner, Secretary

                                   EXHIBIT A

                  AMENDMENT TO THE ARTICLES OF INCORPORATION
                         FOR ENTERBANK HOLDINGS, INC.

      BE IT RESOLVED, that the CERTIFICATE OF INCORPORATION of Enterbank Holdings, Inc. is hereby amended so that ARTICLE FOUR thereof shall read in its entirety as follows:

                                 "ARTICLE FOUR
                                  ------------

      The aggregate number of shares which the corporation shall have authority to issue shall be three million, five hundred thousand (3,500,000) shares of common stock, par value $.01 each.

The distinguishing preferences, qualifications, limitations, restrictions and special or relative rights in respect to the common stock as follows:

      In all elections of Directors of the Corporation, each common shareholder shall have the right to cast as many votes as shall equal
      (x) the number of shares held by him or her, and multiplied by (y) the number of Directors to be elected, and he or she may cast all such votes for a single Director or may distribute them among the number of directors to be elected, or any two (2) or more of them, as such shareholder may deem fit."

                                   EXHIBIT B

                            OPTION GRANT AGREEMENT

ENTERBANK HOLDINGS, INC.  (the "Company"), a Delaware chartered bank holding
company, and                     ("Employee") make and enter into this Option
             --------------------
Grant Agreement (the "Agreement") effective as of                    .
                                                  -------------------

WHEREAS, Optionee is a valuable and trusted employee of the Company, and the Company considers it desirable and in its best interests that Employee be given an inducement to acquire a proprietary interest in the Company to provide an added incentive to advance the interests of the Company to provide an added incentive to advance the interests of the Company; and

WHEREAS, the board of directors of the Company (the "Board") has adopted a fourth incentive stock option plan (the "Plan") on April 28, 1999 and the stockholders approved the Plan on April 28, 1999; and

WHEREAS, pursuant to the provisions of the Plan, the Board has decided to grant Employee an option to purchase shares of the Company's $.01 par value, voting common stock (the "Common Stock").

NOW, THEREFORE, in consideration of the forgoing recitals and the following promises, the Employee and the Company agree as follows:

                                      1.

Pursuant to this Agreement, the Company grants to Employee the right,
privilege, and option to purchase           shares of its Common Stock at the
                                  ---------
purchase price of         per share (the "Option").
                  -------

                                      2.

The Employee may exercise the Option at any time, and from time to time, in whole or in part, until the termination of the Option as provided in Section 4 of the Agreement, subject to the following:

      (a)   [20%] of the shares of Common Stock which may be purchased pursuant
to this Option may be purchased on or after                (one year
                                            --------------
from grant date);

      (b)   [20%] of the shares of Common Stock which may be purchased
pursuant to this Option may be purchased on or after                (two
                                                     --------------
years from grant date);

      (c)   [20%] of the shares of Common Stock which may be purchased
pursuant to this Option may be purchased on or after                (three
                                                     --------------
years from grant date);

      (d)   [20%] of the shares of Common Stock which may be purchased
pursuant to this Option may be purchased on or after                (four
                                                     --------------
years from grant date);

      (e)   [20%] of the shares of Common Stock which may be purchased
pursuant to this Option may be purchased on or after                (five
                                                     --------------
years from grant date);

In the event of termination of employment for any reason other than death, the shares of Common Stock which may be purchased pursuant to an Option shall be limited to the number of shares which are fully vested and available for purchase as of the date and time of termination of employment. In the event of the death of an Optionee, all shares of Common Stock, which may be purchased pursuant to an Option held by the Optionee, shall be deemed fully vested and available for purchase.

In the event of a "Change of Control" of the Company, as defined in the Plan, all shares of Common Stock which may be purchased pursuant to an Option shall be deemed fully vested and available for purchase.

The aggregate fair market value (determined at the time the option is granted) of the Stock with respect to which ISOs are exercisable for the first time by an individual during any calendar year (under this Plan or any other ISO plan of Company) may exceed $100,000.00. The options representing such excess aggregate fair market value shall not be Incentive ISOs pursuant to the Internal Revenue Code Section 422 (d). Provided, however, that such non-qualified options shall be subject to all other previsions of the plan. With respect to such non-qualified options, the Company shall denote on the stock certificates issued upon exercise of such options that such certificates were issued as a result of non-qualifed options. If an Optionee receives options under this agreement, a part of which will be qualified under Section 422 of the Code and part of which are not qualified, such Optionee shall notify the Company whether qualified or non-qualified options are being exercised. Absent such notification, the Company shall treat such exercise as an exercise of qualified options to the extent available.

The Employee shall in no event exercise this Option while any other Option previously granted to Employee to purchase Common Stock is still outstanding. Any such previously granted Option not having been exercised in full shall be deemed to remain outstanding until the expiration of the period during which under its provisions it could be exercised.

                                      3.

      3.1 The Option shall be exercised by written notice from Employee to Company, directed to the attention of the Board.

      3.2 Contemporaneous with the delivery to Employee of the appropriate evidence of the shares of Common Stock being issued to Employee (which shall occur as soon as practicable following receipt of notice of exercise by Company), Employee shall deliver to Company cash or a cashier's check payable to the order of the Company in payment of the option price for the number of shares specified and paid for, and Employee and Company shall execute the Stock Restriction Agreement described hereinafter.

      3.3 If at any time the Board shall determine in its discretion, that the listing, registration, or qualification of the shares covered by this Option upon any securities exchange or under any state or federal law, or that the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the issue or purchase of shares hereunder, no shares shall be issued pursuant to this Option unless and until such listing registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Board.

                                      4.

      4.1 To the extent not previously exercised, the Option shall terminate upon the first to occur of the following:

      (a) If Employee's employment is terminated for any reason, then the date three months after the date of such termination; or

      (b)                   (ten years from grant date).
            ---------------

      4.2 The transfer of Employee from the employ of the Company to a Subsidiary or vice versa, or from one Subsidiary to another shall not be considered an interruption or termination of employment for purposes of this Agreement.


                                      5.

In the event that additional shares of Common Stock are issued pursuant to a stock split or a stock dividend, the number of shares of Common Stock, subject to Option shall be increased proportionally and the price per share shall be decreased proportionally with no change in the total purchase price of the shares subject to Option. In the event that the shares of Common Stock from time to time issued and outstanding are reduced by a combination of shares, the number of shares of Common Stock subject to Option shall be reduced proportionally and the price per share shall be increased proportionally with no change in the total price of the shares subject to Option. No fractional shares shall be issued, and any fractional shares resulting from the computations pursuant hereto shall be eliminated from the Option. No adjustment shall be made for dividends (other than stock dividends) or the issuance to stockholders of rights to subscribe for additional Common Stock or other securities.

                                      6.

This Option is non-transferable and is exercisable only by Employee or the Employee's personal representative. Employee shall have no rights as a stockholder with respect to the optioned shares of Common Stock until payment of the option price of shares for which the Option has been exercised, execution of the Stock Restriction Agreement described hereinafter, and delivery to Employee of the appropriate evidence of the shares as herein provided.

                                      7.

Subject to the provisions of Section 6 of this Agreement, this Agreement shall be binding upon and inure to the benefit of the Company and the Employee and their respective successors, assigns, heirs, executors, administrators and personal representatives.

                                      8.

This Agreement is not a contract of employment of any kind whatsoever between Employee and any present of future employer of Employee.

                                      9.

The certificate representing the Option shall be marked with the following legend endorsement:

            "The alienation and transfer of this option certificate and the option to acquire stock of Enterbank Holdings, Inc. represented hereby is subject to an Option Grant Agreement between Enterbank Holdings, Inc. and the registered holder hereof, a copy of which is in the possession of the Secretary of Enterbank Holdings, Inc."

                                      10.

Any notice required hereunder shall be in writing, and shall be given by mailing the notice by certified mail, postage prepaid, return receipt requested, addressed to the party to whom given, at the address of such party stated below, or at such other address as such party may previously have designated by notice hereunder. Notices shall be deemed given as of the date mailed.

                                      11.

This Agreement constitutes the entire contract and understanding between the Employee and the Company with respect to the Option.

                                      12.

As used herein, "Subsidiary" means any corporation which would constitute a subsidiary corporation of Company as defined in Subsection 425(f) of the Internal Revenue Code of 1986, as amended, if, in applying such definition, the term "Company" is substituted for "employer corporation" wherever it appears.

                                      13.

This Agreement may not be modified or amended except by an instrument in writing executed by the Employee and the Company.

                                      14.

This Agreement is being entered into in and shall be construed in accordance with the laws of the State of Missouri.

                                      15.

This Agreement may be executed in several counterparts, each of which shall be deemed an original.

IN WITNESS WHEREOF, the Employee and the Company have executed this Agreement as of the date first above written.

Employee:


------------------------------------
Employee Name

Employee Address

Company:

ENTERBANK HOLDINGS, INC.


By:---------------------------------
   President

150 North Meramec
Clayton, Missouri 63105

                           ENTERBANK HOLDINGS, INC.
                      FOURTH INCENTIVE STOCK OPTION PLAN
                      ----------------------------------


                                      1.

      This Fourth Incentive Stock Option Plan for ENTERBANK HOLDINGS, INC. is intended to advance the interests of the Organization by providing Key Employees who have substantial responsibility for the direction and management of the Company and its Subsidiaries with additional incentive to promote the success of the Organization's business, and by encouraging the Key Employees to remain in the employ of the Organization. The above aims will be accomplished through the granting of certain above aims will be accomplished through the granting of certain stock options. It is intended that options issued under the Plan qualify as ISOs, and the provisions of the Plan shall be interpreted in accordance with this intention. Provided, however, that such intention shall not be construed to negate any options granted under the plan that are not treated as incentive stock options by virtue of the Internal Revenue Code 422 (d).

                                      2.

      The items defined below shall have the following meanings throughout the Plan:

      2.1   "Bank" means ENTERPRISE BANK, a Missouri financial institution.

      2.2   "Board" means the Board of Directors of Company.

      2.3   "Code" means the Internal Revenue Code of 1986, as amended.

      2.4   "Company" means ENTERBANK HOLDINGS, INC., a Delaware corporation.

      2.5 "ISOs" means stock options which qualify as incentive stock options under Section 422 of the Code. Such term shall also include those options that would be considered incentive stock options but for Internal Revenue Code Section 422 (d).

      2.6 "Key Employees" means officers, directors, executives and supervisory personnel, as well as other employees of the Company or the Subsidiaries, who have substantial responsibility for the direction and management of the Organization.

      2.7   "Organization" means the Company, the Bank and the Subsidiaries.

      2.8   "Optionee" means the person to whom an option is granted.

      2.9 "Plan" means the Fourth Incentive Stock Option Plan as defined by the provisions hereof.

      2.10  "Stock" means the voting common stock of Company.

      2.11 "Subsidiaries" means any subsidiary bank or corporation owned or controlled by the Company, the Bank, or one of the Subsidiaries.

      2.12 "Ten Percent Shareholder" means any individual who at the time an option is granted owns directly or indirectly stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, taking into account the provisions of Section 424 (d) of the Code.

      2.13 "Change of Control" means: (i) a merger or consolidation of the Company with or into any other entity, unless after such event at least a majority of the voting power of the surviving or resulting entity is beneficially owned by persons who beneficially own a majority of the voting power of the Company immediately prior to such event or (ii) a sale of all or substantially all the assets of the Company (except to a Subsidiary of the Company), or (iii) the dissolution of the Company, or (iv) a change in the identity of a majority of the members of the Company's Board of Directors within any twelve-month period, which change or changes are not recommended by the incumbent directors determined immediately prior to any such change or changes, or (iv) any tender or exchange offer or other transaction in which the holders of the Company's common stock become entitled to receive or may elect to receive either cash or securities of an entity other than the Company, but not a stock split or reverse stock split of, or stock dividend on, the Company's common stock as a class, or (v) any change or changes in the beneficial ownership of the securities of the Company within any one-year period, including any such change or changes effected in whole or in part by the redemption of outstanding securities or the issuance of new securities, as a result of which any "person," as such term is used in Sections 3(a)(9), 13(d) and 14(d) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act") (other than the Company, any trustees or other fiduciary holding securities under any employee benefit plan of the Company, or any company beneficially owned by the stockholders of th Company in substantially the same proportions as their ownership of stock of the Company), becomes the beneficial owner of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities. For purposes of this paragraph, beneficial ownership shall be as defined in Rule 13d-3 under the Exchange Act.

                                      3.

      The Board shall administer the Plan. Subject to the provisions of the Plan, the Board shall have authority, in its sole and absolute discretion;
(a) to determine the employees of the Organization (from among the class of employees eligible under Section 4 to receive options under the Plan) to whom options shall be granted; (b) to determine the time or times at which options shall be granted; (c) to determine the option price of the shares subject to each option, which price shall not be less than the minimum specified in Section 6.1; (d) to determine (subject to Section 6.2) the duration of the exercise period for each option subject to the vesting limitations of the Plan; (e) to determine the form of options granted hereunder; (f) to determine the exact provisions of any ISO issued hereunder so long as such provisions are not inconsistent with Section 422 of the Code; and (g) to interpret the Plan and to prescribe, amend, and rescind rules and regulations relating to it. For purposes of acting with respect to the Plan, a majority of the members of the Board shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the members of the Board shall be deemed the acts of the Board.

                                      4.

      4.1   Options shall be granted only to Key Employees.

      4.2 The aggregate fair market value (determined at the time the option is granted) of the Stock with respect to which ISOs are exercisable for the first time by an individual during any calendar year (under this Plan or any other ISO plan of Company) may exceed $100,000.00. The options representing such excess aggregate fair market value shall not be Incentive ISOs pursuant to the Internal Revenue Code Section 422 (d). Provided, however, that such non-qualified options shall be subject to all other previsions of the plan. With respect to such non-qualified options, the Company shall denote on the stock certificates issued upon exercise of such options that such certificates were issued as a result of non-qualifed options. If an Optionee receives options under this agreement, a part of which will be qualified under Section 422 of the Code and part of which are not qualified, such Optionee shall notify the Company whether qualified or non-qualified options are being exercised. Absent such notification, the Company shall treat such exercise as an exercise of qualified options to the extent available.

      4.3 Options granted under the Plan may be exercised in whole or in part throughout the duration of the exercise period for each option set by the Board subject to the following vesting requirements:

                  (a) Twenty percent of the shares of Common Stock which may be purchased pursuant to an Option, shall be available for purchase on or after one (1) year from the date of grant;

                  (b) Twenty percent of the shares of Common Stock which may be purchased pursuant to an Option, shall be available for purchase on or after two (2) years from the date of grant;

                  (c) Twenty percent of the shares of Common Stock which may be purchased pursuant to an Option, shall be available for purchase on or after three (3) years from the date of grant;

                  (d) Twenty percent of the shares of Common Stock which may be purchase pursuant to an Option, shall be available for purchase on or after four (4) years from the date of grant; and

                  (e) Twenty percent of the shares of Common Stock, which may be purchased pursuant to an Option, shall be available for purchase on or after five (5) years from the date of grant.

      In the event of termination of employment for any reason other than death, the shares of Common Stock which may be purchased pursuant to an Option shall be limited to number of shares which are fully vested and available for purchase under this Section 4.3 as of the dated and time of termination of employment. In the event of the death of an Optionee, all shares of Common Stock, which may be purchased pursuant to an Option held by the Optionee, shall be deemed fully vested and available for purchase, subject to the limitation set forth in Section 4.2 of the Plan.

      4.4 In the event of a "Change of Control" of the Company, as defined in Section 4.13 of the Plan, all shares of common Stock which may be purchased pursuant to an Option shall be deemed fully vested and available for purchase, subject to the limitation set forth in Section 4.2 of the Plan.

                                      5.

      5.1 The maximum number of shares of Stock which may be issued pursuant to ISOs granted hereunder (subject to adjustment as provided in Section 5.3 hereof) shall be 200,000 shares and, to the extent allowed by law, said number of shares will be granted at any time and from time to time under the Plan (subject to the provisions of Section10). These shares may be in whole or in part, as the Board shall from time to time determine, authorized but unissued shares or unauthorized shares which may be authorized pursuant to powers of attorney granted by shareholders of the company. Any shares subject to an option under the Plan, which option for any reason expires or is terminated unexercised as to such shares, may again be subjected to an option under the Plan.

      5.2 In the event that additional shares of Stock are issued pursuant to a stock split or a stock dividend, the number of shares of Stock then covered by each outstanding option granted hereunder shall be increased proportionally and the per share price of such shares shall be decreased proportionally with no change in the total purchase price of the shares then so covered. The number of shares of Stock reserved for the purpose of the Plan shall also be increased proportionally. In the event that the shares of Stock of the Company from time to time issued and outstanding are reduced by a combination of shares, the number of shares of Stock then covered by each outstanding option granted hereunder shall be reduced proportionally and the per share price shall be increased proportionally with no change in the total price of the shares then so covered. The number of shares of Stock reserved for the purposes of the Plan shall also be reduced proportionally. No fractional shares shall be issued, and any fractional shares resulting from the computations pursuant to this Section
5.2 shall be eliminated from the respective option. No adjustment shall be made for dividends (other than stock dividends) or the issuance to stockholders of rights to subscribe for additional common stock or other securities.

                                      6.

      6.1 The option price for each share of Stock covered by an ISO shall be an amount not less than 100% (or, in the case of an ISO granted to a Ten Percent Shareholder, not less than 110%) of the fair market value of the Stock on the date the option is granted.

      6.2 All ISOs issued under the Plan shall be for such period as the Board shall determine, but for not more than ten (10) years (or, if the Optionee is a Ten Percent Shareholder, five (5) years) from the date of grant thereof.

      6.3 The period of the ISO, once it is granted, may be reduced only as provided for in Section 7 in connection with the termination of employment of the Optionee.

      6.4 Except as provided in Section 7 hereof, no ISO may be exercised unless the Optionee is at the time of such exercise in the employ of the Organization and shall have been continuously so employed since the grant of the option.

      6.5 Each option granted under the Plan shall be nontransferable and shall be exercisable only by the Optionee to whom the option is granted. No option granted under the Plan or any of the rights and privileges thereby conferred shall be transferred, assigned, pledged, or hypothecated in any way (whether by operation of law or otherwise), and no such option, right, or privilege shall be subject to execution, attachment, or similar process.
Upon any attempt to so transfer, assign, pledge, hypothecate, or otherwise dispose of the option or of any right or privilege conferred thereby, contrary to the provisions hereof, or upon the levy of any attachment or similar process upon such option, right or privilege, the option such rights and privileges shall immediately become null and void.

                                      7.

      7.1 In the event of an Optionee's termination of employment for any reason, such Optionee or the Optionee's guardian or personal representative may exercise any Options theretofore granted, which have vested and are not then expired, within three (3) months after such termination of employment; provided, however, in the case of termination of employment due to permanent disability, the three month period of exercise shall be extended to one year.

      7.2 The transfer of a Key Employee from the Company and any Subsidiary to the company or any Subsidiary shall not be considered an interruption or termination of employment for purposes of this Agreement.

                                      8.

      8.1 The exercise of any ISO shall also be contingent upon receipt by the Company of cash or cashier's check to its order, in an amount equal to the full option price of the shares being purchased.

      8.2 No Optionee or his or her legal representative, heir, or legatee, as the case may be, will be, or will be deemed to be, a holder of any share subject to an option unless and until appropriate documents evidencing such shares are issued under the provisions of the Plan. Adjustment shall be made, however, for dividends for which the record date is after the date the option is exercised but prior to the date such evidence of such shares is issued.

      8.3 Each option shall be subject to the condition that if at any time the Board shall determine, in its discretion, that the listing, registration, or qualification of the shares covered thereby upon any securities exchange or under any state or federal law or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issue or purchase of shares under such option, such option, such shares will not be issued unless and until such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Board.

      8.4 Neither the Plan nor any option agreement covering options issued under the Plan is to be construed as a contract of employment of any kind whatsoever between a Key Employee and any present or future employer of Key Employee.

      8.5 Exercise of an option shall result in a decrease in the number of shares of Stock, which thereafter may be available under the Plan by the number of shares as to which the option is exercised.

                                      9.

      No option shall be granted pursuant to the Plan after ten (10) years from the date the Plan is adopted by the Board, or the date the Plan is approved by the majority of the outstanding shares of each class of Company stock, whichever is earlier.

                                      10.

      The Board may at any time terminate the plan, and at any time and from time to time modify and amend the Plan in any respect; provided, however, that no such amendment shall: (a) increase (except in accordance with Section 5.2) the maximum number of shares for which options may be granted under the Plan either in the aggregate or to any individual Optionee; or (b) reduce (except in accordance with Section 5.2) the minimum option prices which may be established under the Plan; or (c) extend the maximum periods provided for in Sections 6.2 and 10, respectively, during which options may be exercised or granted; or (d) change the provisions relating to the determination of employees to whom options shall be granted and the number of shares to be covered by such options; or (e) change the provisions relating to adjustments to be made upon changes in capitalization. The termination or any modification or amendment of the Plan shall not, without the consent of an Optionee, affect his or her rights under an option theretofore granted to such Optionee.

                                      11.

      The Plan shall not affect the provisions of any nonqualified stock options granted to any employee of the Organization under any other plan relating to non-qualified stock options; nor shall it affect any of the rights of any employee or the Organization to whom such a non-qualified stock option was granted.

                                      12.

      This Plan shall become effective on the later of the date of its adoption by the Board or its approval by the vote of the holders of a majority of the outstanding shares of each class of the Company's stock. This Plan shall not become effective unless such shareholder approval shall be obtained within twelve (12) months before or after the adoption of the Plan by the Board.

                          ENTERBANK HOLDINGS, INC.

                 PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                              APRIL 28, 1999

      The undersigned hereby appoints Ronald E. Henges, Kevin C. Eichner and Fred H. Eller, and each of them, with or without the others, proxies, with full power of substitution to vote as designated below, all shares of stock of Enterbank Holdings, Inc. (the "Company") that the undersigned signatory hereof would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held at The University Club at 1034 South Brentwood Boulevard, St. Louis, Missouri 63117, on Wednesday, April 28,
1999 at 4:00 p.m. and adjournment or postponement thereof, all in accordance with and as more fully described in the Notice and accompanying Proxy
Statement for such meeting, receipt of which is hereby acknowledged.

1.  ELECTION OF DIRECTORS
    Election of thirteen directors to hold office until the next Annual Meeting of Stockholders or until their successors shall have been duly elected and qualified.

    / /  FOR all nominees listed below              / / WITHHOLD AUTHORITY to
         (Except as marked to the contrary below).      vote FOR all nominees
                                                        as listed below.

    ______Fred H. Eller      ______Ronald E. Henges     ______Kevin C. Eichner      ______Randall D. Humphreys

    ______Paul R. Cahn       ______William B. Moskoff   ______Birch M. Mullins      ______Robert E. Saur

    ______Henry D. Warshaw   ______James A. Wilhite     ______James A. Williams     ______Ted C. Wetterau

                                          ______Paul L. Vogel

INSTRUCTIONS:  YOU MAY VOTE FOR ALL DIRECTORS BY MARKING WHERE INDICATED
               ABOVE "FOR ALL NOMINEES LISTED BELOW", WITHHOLD YOUR VOTE UNTIL THE MEETING BY MARKING WHERE INDICATED ABOVE "WITHHOLD AUTHORITY TO VOTE" OR VOTE FOR INDIVIDUAL DIRECTOR(S) BY MARKING NEXT TO EACH NAME THE NUMBER OF VOTES TO BE CAST FOR THAT PERSON.

2. Ratification and Approval of KPMG, LLP as auditors for the year ending December 31, 1999.

                  / / FOR       / / AGAINST       / / ABSTAIN

3. Approve an amendment to Article Four of the Certificate of Incorporation of Enterbank Holdings, Inc. to increase the number of common shares authorized from 3,000,000 to 3,500,000.

                  / / FOR       / / AGAINST       / / ABSTAIN

4. Authorize 200,000 options in a qualified incentive stock option plan for the benefit of the employees of Enterbank Holdings and its subsidiaries.

                  / / FOR       / / AGAINST       / / ABSTAIN

5. In their discretion, upon any other business which may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL NOMINEES LISTED IN PROPOSAL 1, PROPOSAL 2, PROPOSAL 3 AND PROPOSAL 4.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                             Please date, sign and return this Proxy card by mail, postage prepaid.

                             Date: _______________________________________, 1999

                             SIGN HERE: __________________________________

                                        __________________________________

                             (Please sign exactly as name appears on the label for this mailing. When stock is registered jointly, all owners must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign the full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.)

                     WHETHER OR NOT YOU PLAN ON ATTENDING THE ANNUAL MEETING, PLEASE COMPLETE AND RETURN THIS PROXY.

                                Appendix

      Page 6 of the printed proxy contains a Comparison of Cumulative Total Returns Graph. The information contained in the graph has been presented in a format that may be processed by the EDGAR system.